DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.    TWO WORLD TRADE CENTER, NEW
LETTER TO THE SHAREHOLDERS APRIL 30, 1998         YORK, NEW YORK 10048

DEAR SHAREHOLDER:

The global fixed-income markets had a mixed performance during the six-month period ended April 30, 1998. The first half of this period was marked by declining interest rates in all of the major bond markets, whereas the second half saw European bond yields stabilize while rates in the United States edged slightly higher.

GLOBAL BOND MARKET OVERVIEW

In the United States, the bond market initially benefited from its safe-haven status as global investors sought relief from the ongoing turbulence in the Southeast Asian financial markets. As 1998 began, however, the growing U.S. economy and record-low unemployment ignited fears that inflation might begin to move higher. As a result, yields on three-year U.S. Treasuries increased from their January low of 5.19 percent, to 5.60 percent on April 30.

Meanwhile, the European bond markets also saw yields moving lower, at first in conjunction with those in the United States, then later in response to the major European countries' reports of ongoing moderate growth with low inflation. Further supporting the European markets, particularly those in the south (e.g., Italy and Spain), was the market's realization that the European Monetary Union and the common European currency, the euro, would be launched on schedule in January 1999. As a result, three-year German government bond yields registered a net decline of 28 basis points (0.28 percent) over the period, while three-year Italian bond yields fell 100 basis points (1 percent).

With the flight into U.S. assets came a further strengthening of the U.S. dollar. This upward move of the U.S. currency also reflected the attractiveness of U.S. money market interest rates to international investors as well as the firmness of the U.S. economy relative to other major economies. Over this six-month period, the dollar appreciated 9.4 percent against the Japanese yen and 4 percent against the German mark. Overall, the dollar rose 4.5 percent against the world's major currencies.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS APRIL 30, 1998, CONTINUED

PERFORMANCE AND PORTFOLIO STRATEGY

For the six-month period ended April 30, 1998, Dean Witter Global Short-Term Income Fund posted a total return of 0.98 percent, compared to 0.72 percent for the Lehman Brothers Mutual Fund Short World Multimarket Index and 1.87 percent for the Lipper Short World Multi-Market Funds Average (which includes funds invested in emerging market debt that have below-investment-grade credit ratings).

Throughout this period, the Fund continued its strategy of investing in markets that have attractive values commensurate with low relative risk. The Fund maintained its overweighting in the United States through January 1998, when market expectations for an Asian-induced economic slowdown began to wane. As the Fund reduced its U.S. exposure, assets were reallocated to Europe, particularly its higher-yielding southern countries, to take advantage of the stronger performance of those markets. The Fund also increased its allocation to New Zealand, which has a significant amount of export exposure to Asia. As the New Zealand economy slows down from the Asian crisis, its bond market should perform well.

The currency risks associated with the European bond investments were hedged back into the U.S. dollar for most of the six-month period. This tactic effectively protected the Fund from the decline in the values of those currencies. In mid April, as Europe began to reflect a strengthening economy, some of these hedges were removed, in order to take advantage of the appreciation of those currencies.

LOOKING AHEAD

In the months ahead, we anticipate a continuation of the Fund's strategy of diversification in global markets, with an emphasis on markets that exhibit stable inflation outlooks and improving fiscal discipline. As the advent of the new European Monetary Union approaches, and with the formation of the new European Central Bank, we believe there will continue to be a credible anti-inflationary policy in the new united Europe, as well as ongoing pressure on the individual governments to reduce their budget deficits. In addition, we anticipate that global growth will continue to be moderate as the Asian economies slowly recover, allowing the global bond markets to continue to offer compelling value over the months ahead. This positive outlook, together with our investment strategy, should help the Fund seek its objective.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS APRIL 30, 1998, CONTINUED

We appreciate your ongoing support of Dean Witter Global Short-Term Income Fund and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1998 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & CORPORATE BONDS (96.1%)
               DENMARK (6.3%)
               GOVERNMENT OBLIGATION
DKK   20,000   Kingdom of Denmark+.........................................................   9.00%   11/15/00  $ 3,216,716
                                                                                                                -----------
               GERMANY+ (11.4%)
               BANKS
DEM    2,800   Allgemeine HypothekenBank AG................................................   5.75    03/13/00    1,599,220
L         300  Bayerische Hypotheken Bank..................................................   6.75    12/30/99      497,908
         300   Bayerische VereinsBank......................................................   7.50    12/27/00      509,432
DEM    2,800   Depfa-Bank..................................................................   6.00    08/28/00    1,611,852
       2,800   Rheinische HypothekenBank AG................................................   5.50    12/20/99    1,590,331
                                                                                                                -----------
               TOTAL GERMANY..................................................................................    5,808,743
                                                                                                                -----------
               ITALY (6.4%)
               GOVERNMENT OBLIGATIONS
ITL  3,285,000 Italy Treasury Bond.........................................................  10.50    11/01/00    2,102,252
   1,660,000   Italy Treasury Bond+........................................................   9.50    01/01/05    1,166,403
                                                                                                                -----------
               TOTAL ITALY....................................................................................    3,268,655
                                                                                                                -----------
               NEW ZEALAND (10.3%)
               BANKS (5.3%)
NZD    5,000   International Bank for Reconstruction & Development.........................   7.00    09/18/00    2,702,541
                                                                                                                -----------
               GOVERNMENT OBLIGATION (5.0%)
       4,500   New Zealand Government Bond+................................................   8.00    02/15/01    2,515,189
                                                                                                                -----------
               TOTAL NEW ZEALAND..............................................................................    5,217,730
                                                                                                                -----------
               SPAIN (7.4%)
               GOVERNMENT OBLIGATION
ESP   500,000  Spain Treasury Bond+........................................................  12.25    03/25/00    3,738,221
                                                                                                                -----------
               SWEDEN (11.7%)
               GOVERNMENT OBLIGATION
SEK   42,000   Swedish Treasury Bond+......................................................  10.25    05/05/00    5,965,252
                                                                                                                -----------
               UNITED KINGDOM + (6.8%)
               BANKS
L         900  Halifax PLC.................................................................   8.375   12/15/99    1,530,334
         750   Lloyds TSB Group PLC........................................................   8.50    03/29/06    1,388,127
 DEM     900   Suedwest LB Capital Markets.................................................   7.00    03/31/00      524,546
                                                                                                                -----------
               TOTAL UNITED KINGDOM...........................................................................    3,443,007
                                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1998 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
               UNITED STATES (35.8%)
               BANKS (6.3%)
$       3,000  Bankers Trust Corp.+........................................................   8.125%  04/01/02  $ 3,193,770
                                                                                                                -----------
               FINANCIAL (5.6%)
ITL  4,500,000 General Electric Capital Corp.+.............................................  10.375   06/14/00    2,821,388
                                                                                                                -----------
               U.S. GOVERNMENT & AGENCY OBLIGATIONS (23.9%)
NZD    4,500   Federal National Mortgage Assoc.............................................   7.00    09/26/00    2,425,519
$       4,500  U.S. Treasury Note+.........................................................   8.50    11/15/00    4,801,365
       4,000   U.S. Treasury Note+.........................................................  13.375   08/15/01    4,919,720
                                                                                                                -----------
                                                                                                                 12,146,604
                                                                                                                -----------
               TOTAL UNITED STATES............................................................................   18,161,762
                                                                                                                -----------
               TOTAL GOVERNMENT & CORPORATE BONDS
               (IDENTIFIED COST $48,840,723)..................................................................   48,820,086
                                                                                                                -----------

               SHORT-TERM INVESTMENTS (a) (12.6%)
               TIME DEPOSITS
               GREECE (6.7%)
               BANKS - COMMERCIAL
GRD 1,077,477  Bankers Trust...............................................................  12.00    05/07/98    3,429,162
                                                                                                                -----------
               UNITED STATES (5.9%)
               BANKS - COMMERCIAL
$      3,000   First National Bank of Chicago..............................................   5.35    05/04/98    3,000,000
                                                                                                                -----------
               TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $6,803,884)...................................................................    6,429,162
                                                                                                                -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $55,644,607) (B)..........................................................  108.7 %   55,249,248

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (8.7)    (4,434,457)
                                                                                             ------  ------------
NET ASSETS.................................................................................  100.0 % $ 50,814,791
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $414,658 and the aggregate gross unrealized depreciation is $810,017, resulting in net unrealized depreciation of $395,359.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1998 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT APRIL 30, 1998:

                                                       UNREALIZED
     CONTRACTS               IN           DELIVERY    APPRECIATION
    TO DELIVER          EXCHANGE FOR        DATE     (DEPRECIATION)
-------------------------------------------------------------------
   DEM    5,165,000  $         2,850,835  05/18/98   $    (28,783)
   NZD      900,000  $           514,125  05/20/98         17,324
   NZD      900,000  $           514,800  05/20/98         18,000
  ATS    30,257,810  $         2,405,843  06/30/98          2,007
  FRF    14,415,750  $         2,406,034  06/30/98          2,235
   BEF   88,817,790  $         2,403,690  06/30/98          5,206
   NLG   16,500,000  $         7,951,807  07/06/98       (243,165)
    DEM     500,000  $           275,209  09/10/98         (5,297)
   DEM    2,050,000  $         1,130,660  09/10/98        (19,416)
   SEK   11,246,250  $         1,412,225  09/11/98        (46,737)
   DEM    4,555,000  $         2,525,785  09/18/98        (30,724)
   DEM    4,665,000  $         2,579,486  09/25/98        (39,744)
                                                     --------------
      Net unrealized depreciation..................  $   (369,094)
                                                     --------------
                                                     --------------

CURRENCY ABBREVIATIONS:

ATS        Austrian Schilling.
BEF        Belgian Franc.
L          British Pound.
DKK        Danish Krone.
NLG        Dutch Guilder.
FRF        French Franc.
DEM        German Deutschemark.
GRD        Greek Drachma.
ITL        Italian Lira.
NZD        New Zealand Dollar.
ESP        Spanish Peseta.
SEK        Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $55,644,607)................................................................  $55,249,248
Unrealized appreciation on open forward foreign currency contracts.............................       44,772
Cash (including $1,558 in foreign currency)....................................................      103,708
Receivable for:
  Interest.....................................................................................    1,688,884
  Compensated forward foreign currency
   contracts...................................................................................      299,390
  Capital stock sold...........................................................................       11,613
Prepaid expenses...............................................................................       55,213
                                                                                                 -----------
     TOTAL ASSETS..............................................................................   57,452,828
                                                                                                 -----------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts.............................      413,866
Payable for:
  Investments purchased........................................................................    5,228,414
  Capital stock repurchased....................................................................      545,017
  Compensated forward foreign currency
   contracts...................................................................................      269,057
  Plan of distribution fee.....................................................................       33,385
  Investment management fee....................................................................       24,482
  Dividends to shareholders....................................................................       16,547
Accrued expenses...............................................................................      107,269
                                                                                                 -----------

     TOTAL LIABILITIES.........................................................................    6,638,037
                                                                                                 -----------

     NET ASSETS................................................................................  $50,814,791
                                                                                                 -----------
                                                                                                 -----------
COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $58,505,068
Net unrealized depreciation....................................................................     (662,277)
Dividends in excess of net investment income...................................................     (446,758)
Accumulated net realized loss..................................................................   (6,581,242)
                                                                                                 -----------

     NET ASSETS................................................................................  $50,814,791
                                                                                                 -----------
                                                                                                 -----------

NET ASSET VALUE PER SHARE,
  5,873,382 SHARES OUTSTANDING
  (500,000,000 SHARES AUTHORIZED OF $.01 PAR VALUE)............................................        $8.65
                                                                                                 -----------
                                                                                                 -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

NET INVESTMENT INCOME:

INTEREST INCOME................................................................................  $ 2,164,710
                                                                                                 -----------

EXPENSES
Plan of distribution fee.......................................................................      210,125
Investment management fee......................................................................      154,092
Transfer agent fees and expenses...............................................................       40,282
Professional fees..............................................................................       35,968
Shareholder reports and notices................................................................       26,592
Registration fees..............................................................................       25,328
Custodian fees.................................................................................       10,352
Directors' fees and expenses...................................................................        9,427
Other..........................................................................................        3,132
                                                                                                 -----------

     TOTAL EXPENSES............................................................................      515,298
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................    1,649,412
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments................................................................................     (454,069)
    Futures contracts..........................................................................       29,266
    Foreign exchange transactions..............................................................      339,733
                                                                                                 -----------

     NET LOSS..................................................................................      (85,070)
                                                                                                 -----------
Net change in unrealized appreciation/ depreciation on:
    Investments................................................................................     (802,771)
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies....................................................................     (230,471)
                                                                                                 -----------

     NET DEPRECIATION..........................................................................   (1,033,242)
                                                                                                 -----------

     NET LOSS..................................................................................   (1,118,312)
                                                                                                 -----------

NET INCREASE...................................................................................  $   531,100
                                                                                                 -----------
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                FOR THE SIX         FOR THE
                                                MONTHS ENDED       YEAR ENDED
                                               APRIL 30, 1998   OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income........................    $  1,649,412       $ 4,132,653
Net realized loss............................         (85,070)          (14,226 )
Net change in unrealized appreciation........      (1,033,242)         (939,280 )
                                               --------------   ----------------

     NET INCREASE............................         531,100         3,179,147

Dividends from net investment income.........      (1,642,242)       (8,518,932 )

Net decrease from capital stock
  transactions...............................      (9,451,755)      (13,908,008 )
                                               --------------   ----------------

     NET DECREASE............................     (10,562,897)      (19,247,793 )

NET ASSETS:
Beginning of period..........................      61,377,688        80,625,481
                                               --------------   ----------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET
    INVESTMENT INCOME OF $446,758 AND
    $453,928, RESPECTIVELY)..................    $ 50,814,791       $61,377,688
                                               --------------   ----------------
                                               --------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Short-Term Income Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve as high a level of current income as is consistent with prudent investment risk. The Fund was incorporated in Maryland on August 2, 1990 and commenced operations on November 1, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Directors; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998 (UNAUDITED) CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998 (UNAUDITED) CONTINUED

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.55% to the portion of the daily net assets not exceeding $500 million and 0.50% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998 (UNAUDITED) CONTINUED

daily and payable monthly, at an annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $7,551,331 at April 30, 1998.

The Distributor has informed the Fund that for the six months ended April 30, 1998, it received $13,703 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1998 aggregated $96,010,881 and $90,911,829, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $45,907,634 and $50,691,306, respectively.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998 (UNAUDITED) CONTINUED

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1998 included in Directors' fees and expenses in the Statement of Operations amounted to $1,884. At April 30, 1998, the Fund had an accrued pension liability of $46,833 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                          FOR THE SIX                   FOR THE
                                                                         MONTHS ENDED                  YEAR ENDED
                                                                        APRIL 30, 1998              OCTOBER 31, 1997
                                                                   -------------------------   --------------------------

                                                                          (UNAUDITED)
                                                                     SHARES        AMOUNT        SHARES         AMOUNT
                                                                   -----------   -----------   -----------   ------------
Sold.............................................................    6,480,958   $56,447,628    18,695,388   $166,394,203
Reinvestment of dividends........................................      112,412       978,206       566,141      5,089,726
                                                                   -----------   -----------   -----------   ------------
                                                                     6,593,370    57,425,834    19,261,529    171,483,929
Repurchased......................................................   (7,681,025)  (66,877,589)  (20,837,578)  (185,391,937)
                                                                   -----------   -----------   -----------   ------------
Net decrease.....................................................   (1,087,655)  $(9,451,755)   (1,576,049)  $(13,908,008)
                                                                   -----------   -----------   -----------   ------------
                                                                   -----------   -----------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Fund had a net capital loss carryover of approximately $6,970,000 to offset future capital gains to the extent provided by regulations available through October 31 of the following years:

     AMOUNT IN THOUSANDS
  --------------------------
  2001   2002    2003   2005
  ----  ------  ------  ----
  $741  $4,853  $1,162  $214
  ----  ------  ------  ----
  ----  ------  ------  ----

As of October 31, 1997, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998 (UNAUDITED) CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into forward written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At April 30, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

At April 30, 1998, the Fund held a concentration of investments in securities of issuers in the banking industry representing 42.4% of the Fund's net assets.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                          FOR THE
                                         SIX MONTHS
                                           ENDED
                                         APRIL 30,                        FOR THE YEAR ENDED OCTOBER 31
                                            1998          --------------------------------------------------------------
                                         (UNAUDITED)         1997         1996         1995         1994         1993
------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $    8.82        $     9.44   $     8.89   $     8.73   $     9.23   $     9.41
                                         ----------       ----------   ----------   ----------   ----------   ----------

Net investment income..............           0.25              0.52         0.61         0.54         0.72         0.70
Net realized and unrealized gain
 (loss)............................          (0.16)            (0.08)        0.48         0.16        (0.66)       (0.27)
                                         ----------       ----------   ----------   ----------   ----------   ----------

Total from investment operations...           0.09              0.44         1.09         0.70         0.06         0.43
                                         ----------       ----------   ----------   ----------   ----------   ----------

Less dividends and distributions
 from:
   Net investment income...........          (0.26)            (1.06)       (0.54)       (0.44)       (0.13)       (0.61)
   Paid-in-capital.................         --                --           --            (0.10)       (0.43)      --
                                         ----------       ----------   ----------   ----------   ----------   ----------

Total dividends and
 distributions.....................          (0.26)            (1.06)       (0.54)       (0.54)       (0.56)       (0.61)
                                         ----------       ----------   ----------   ----------   ----------   ----------

Net asset value, end of period.....      $    8.65        $     8.82   $     9.44   $     8.89   $     8.73   $     9.23
                                         ----------       ----------   ----------   ----------   ----------   ----------
                                         ----------       ----------   ----------   ----------   ----------   ----------

TOTAL INVESTMENT RETURN+...........           0.98%(1)          4.88%       12.66%        8.27%        0.65%        4.72%

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................           1.84%(2)          1.79%        1.66%        1.68%        1.63%        1.55%

Net investment income..............           5.89%(2)          5.85%        6.57%        6.17%        6.35%        6.97%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................        $50,815           $61,378      $80,625     $106,939     $170,117     $305,278

Portfolio turnover rate............            191%(1)           264%         138%         188%         123%         221%

---------------------

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Anne Pickrell
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
GLOBAL SHORT-TERM
INCOME FUND


[GRAPHIC]

SEMIANNUAL REPORT
APRIL 30, 1998